EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	2Q 2009	2Q 2008

Reported Net Income	$682	$2,297
EPS - Diluted	$0.84	$2.78

Core Results	$689	$2,300
EPS - Diluted	$0.85	$2.78

Total Worldwide Sales Volumes (mboe/day)	649	588

Total Worldwide Crude Oil Realizations ($/BBL)	$52.97	$110.12
Domestic Natural Gas Realizations ($/MCF)	$2.87	$9.99

Wtd. Average Basic Shares O/S (mm)	811.0	821.3
Wtd. Average Diluted Shares O/S (mm)	814.0	825.2

Shares Outstanding (mm)	810.8	817.1

	YTD 2009	YTD 2008

Reported Net Income	$1,050	$4,143
EPS - Diluted	$1.29	$5.00

Core Results	$1,096	$4,119
EPS - Diluted	$1.34	$4.97

Total Worldwide Sales Volumes (mboe/day)	651	598

Total Worldwide Crude Oil Realizations ($/BBL)	$46.05	$98.16
Domestic Natural Gas Realizations ($/MCF)	$3.20	$9.09

Wtd. Average Basic Shares O/S (mm)	810.8	822.5
Wtd. Average Diluted Shares O/S (mm)	813.7	826.6

Cash Flow from Operations	2,200	5,000

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Second Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,083			$1,083

Chemical	115			115

Midstream, marketing and other	63			63

Corporate
Interest expense, net	(23)			(23)

Other	(99)	8	Severance	(91)

Taxes	(455)	(3)	Tax effect of adjustments	(458)

Income from continuing operations	684	5		689
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	—
Net Income	$682	$7		$689

Basic Earnings Per Common Share
Income from continuing operations	$0.84
Discontinued operations, net	—
Net Income	$0.84			$0.85

Diluted Earnings Per Common Share
Income from continuing operations	$0.84
Discontinued operations, net	—
Net Income	$0.84			$0.85

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Second Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$3,806			$3,806

Chemical	144			144

Midstream, marketing and other	161			161

Corporate
Interest expense, net	(7)			(7)

Other	(133)			(133)

Taxes	(1,671)			(1,671)

Income from continuing operations	2,300	—		2,300
Discontinued operations, net of tax	(3)	3	Discontinued operations, net	—
Net Income	$2,297	$3		$2,300

Basic Earnings Per Common Share
Income from continuing operations	$2.79
Discontinued operations, net	—
Net Income	$2.79			$2.80
Diluted Earnings Per Common Share
Income from continuing operations	$2.78
Discontinued operations, net	—
Net Income	$2.78			$2.78

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,628	$8	Rig terminations	$1,636

Chemical	284			284

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(43)			(43)

Other	(195)	40	Severance	(140)
		15	Railcar leases

Taxes	(696)	(22)	Tax effect of adjustments	(718)

Income from continuing operations	1,055	41		1,096
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	—
Net Income	$1,050	$46		$1,096

Basic Earnings Per Common Share
Income from continuing operations	$1.30
Discontinued operations, net	(0.01)
Net Income	$1.29			$1.35

Diluted Earnings Per Common Share
Income from continuing operations	$1.30
Discontinued operations, net	(0.01)
Net Income	$1.29			$1.34

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$6,694			$6,694

Chemical	323			323

Midstream, marketing and other	284			284

Corporate
Interest expense, net	(7)			(7)

Other	(210)			(210)

Taxes	(2,965)			(2,965)

Income from continuing operations	4,119	—		4,119
Discontinued operations, net of tax	24	(24)	Discontinued operations, net	—
Net Income	$4,143	$(24)		$4,119

Basic Earnings Per Common Share
Income from continuing operations	$5.00
Discontinued operations, net	0.03
Net Income	$5.03			$5.00
Diluted Earnings Per Common Share
Income from continuing operations	$4.97
Discontinued operations, net	0.03
Net Income	$5.00			$4.97

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Second Quarter		Six Months
	2009	2008	2009	2008
Corporate
Foreign Exchange Gains & (Losses)	(6)	(4)	31	(5)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2009	2009	2008	2009	2008
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,083	545	3,806	1,628	6,694
Chemicals	115	169	144	284	323
Midstream, marketing and other	63	14	161	77	284
Corporate & other	(122)	(116)	(140)	(238)	(217)
Pre-tax income	1,139	612	3,971	1,751	7,084

Income tax expense
Federal and state	148	12	801	160	1,407
Foreign (a)	307	229	870	536	1,558
Total	455	241	1,671	696	2,965

Income from continuing operations	684	371	2,300	1,055	4,119

Worldwide effective tax rate	40%	39%	42%	40%	42%

	2009	2009	2008	2009	2008
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,083	553	3,806	1,636	6,694
Chemicals	115	169	144	284	323
Midstream, marketing and other	63	14	161	77	284
Corporate & other	(114)	(69)	(140)	(183)	(217)
Pre-tax income	1,147	667	3,971	1,814	7,084

Income tax expense
Federal and state	151	31	801	182	1,407
Foreign (a)	307	229	870	536	1,558
Total	458	260	1,671	718	2,965

Core results	689	407	2,300	1,096	4,119

Worldwide effective tax rate	40%	39%	42%	40%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2009	2009	2008	2009	2008
QTR 2	QTR 1	QTR 2	6 Months	6 Months
287	202	582	489	1,070

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	First
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,083	$545	$538
Chemical	115	169	(54)
Midstream, marketing and other	63	14	49
Corporate
Interest expense, net	(23)	(20)	(3)
Other	(99)	(96)	(3)
Taxes	(455)	(241)	(214)
Income from continuing operations	684	371	313
Discontinued operations, net	(2)	(3)	1
Net Income	$682	$368	$314

Earnings Per Common Share
Basic	$0.84	$0.45	$0.39
Diluted	$0.84	$0.45	$0.39

Worldwide Effective Tax Rate	40%	39%	-1%

OCCIDENTAL PETROLEUM

2009 Second Quarter Net Income (Loss)

Core Results Comparison

	Second	First
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,083	$553	$530
Chemical	115	169	(54)
Midstream, marketing and other	63	14	49
Corporate
Interest expense, net	(23)	(20)	(3)
Other	(91)	(49)	(42)
Taxes	(458)	(260)	(198)
Core Results	$689	$407	$282

Core Results Per Common Share
Basic	$0.85	$0.50	$0.35
Diluted	$0.85	$0.50	$0.35

Worldwide Effective Tax Rate	40%	39%	-1%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Analysis 2Q09 vs 1Q09
($ millions)
553
587
2
4
63 *
1,083
1Q 09
Sales Price
Sales Volume/Mix
Exploration Expense
All Others
2Q 09
*Foreign currency losses and higher non-operating expense for idled rigs and crews

Chemical
Variance Analysis 2Q09 vs 1Q09
($ millions)
169
-111
48
10 *
-1
115
1Q 09
Sales Price
Sales Volume/Mix
Operations / Manufacturing
All Others
2Q 09
*Lower energy costs

Midstream, Marketing and Other
Variance Analysis 2Q09 vs 1Q09
($ millions)
14
22
19
13
-5
63
1Q 09
Marketing - Oil Margins
Gas Processing - Higher NGL Margins
Dolphin Pipeline
All Others
2Q 09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,083	$3,806	$(2,723)
Chemical	115	144	(29)
Midstream, marketing and other	63	161	(98)
Corporate
Interest expense, net	(23)	(7)	(16)
Other	(99)	(133)	34
Taxes	(455)	(1,671)	1,216
Income from continuing operations	684	2,300	(1,616)
Discontinued operations, net	(2)	(3)	1
Net Income	$682	$2,297	$(1,615)

Earnings Per Common Share
Basic	$0.84	$2.79	$(1.95)
Diluted	$0.84	$2.78	$(1.94)

Worldwide Effective Tax Rate	40%	42%	2%

OCCIDENTAL PETROLEUM

2009 Second Quarter Net Income (Loss)

Core Results Comparison

	Second	Second
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,083	$3,806	$(2,723)
Chemical	115	144	(29)
Midstream, marketing and other	63	161	(98)
Corporate
Interest expense, net	(23)	(7)	(16)
Other	(91)	(133)	42
Taxes	(458)	(1,671)	1,213
Core Results	$689	$2,300	$(1,611)

Core Results Per Common Share
Basic	$0.85	$2.80	$(1.95)
Diluted	$0.85	$2.78	$(1.93)

Worldwide Effective Tax Rate	40%	42%	2%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Analysis 2Q09 vs 2Q08
($ millions)
3,806
-2,873
151
4
-5 *
1,083
2Q 08
Sales Price
Sales Volume/Mix
Exploration Expense
All Others
2Q 09
* Lower operating expense and higher DD&A rates

Chemical
Variance Analysis 2Q09 vs 2Q08
($ millions)
144
-152
-155
280 *
-2
115
2Q 08
Sales Price
Sales Volume/Mix
Operations / Manufacturing
All Others
2Q 09
* Lower energy and feedstock costs

Midstream, Marketing and Other
Variance Analysis 2Q09 vs 2Q08
($ millions)
161
-50
-30
-19
1
63
2Q 08
Gas Processing - Lower NGL Prices
Marketing - Lower Margins
Power Generation
All Others
2Q 09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2009	2008	2009	2008
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	90	84	93	86
Permian	167	169	168	170
Midcontinent/Rockies	10	5	10	4
Total	267	258	271	260
Natural Gas (MMCF)
California	232	238	224	241
Midcontinent/Rockies	192	174	201	166
Permian	197	190	196	184
Total	621	602	621	591
Latin America
Crude Oil (MBBL)
Argentina	37	22	41	29
Colombia	48	43	47	43
Total	85	65	88	72
Natural Gas (MMCF)
Argentina	30	14	32	18
Bolivia	19	21	17	21
Total	49	35	49	39
Middle East / North Africa
Crude Oil (MBBL)
Oman	38	21	36	20
Dolphin	25	19	23	20
Qatar	50	45	49	46
Yemen	23	20	27	23
Libya	8	27	7	23
Total	144	132	142	132
Natural Gas (MMCF)
Oman	23	25	23	23
Dolphin	242	163	224	182
Total	265	188	247	205
Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	652	593	654	603
Other interests
Colombia - minority interest	(6)	(7)	(6)	(7)
Yemen - Occidental net interest	3	2	3	2
Total worldwide sales volumes - MBOE	649	588	651	598

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2009	2008	2009	2008
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)	267	258	271	260
Natural Gas (MMCF)	621	602	621	591

Latin America
Crude Oil (MBBL)
Argentina	38	24	38	30
Colombia	47	43	47	42
Total	85	67	85	72

Natural Gas (MMCF)	49	35	49	39

Middle East / North Africa
Crude Oil (MBBL)
Oman	38	21	36	20
Dolphin	25	19	23	20
Qatar	46	48	49	47
Yemen	26	20	27	23
Libya	7	20	8	21
Total	142	128	143	131

Natural Gas (MMCF)	265	188	247	205

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	650	590	652	602
Other interests
Colombia - minority interest	(6)	(6)	(6)	(6)
Yemen - Occidental net interest	3	2	3	2
Total worldwide production - MBOE	647	586	649	598

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2009	2008	2009	2008
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	55.55	114.88	46.43	102.47
Natural gas ($/MCF)	2.87	9.99	3.20	9.09

Latin America
Crude Oil ($/BBL)	46.08	87.78	42.71	76.47
Natural Gas ($/MCF)	2.75	4.50	3.11	4.11

Middle East / North Africa
Crude Oil ($/BBL)	53.43	113.64	47.60	103.47

Total Worldwide
Crude Oil ($/BBL)	52.97	110.12	46.05	98.16
Natural Gas ($/MCF)	2.34	7.71	2.61	6.87

	Second Quarter		Six Months
	2009	2008	2009	2008
Exploration Expense
Domestic	$35	$25	$62	$32
Latin America	8	11	10	26
Middle East / North Africa	10	36	38	76
Other Eastern Hemisphere	1	(14)	2	(2)
TOTAL REPORTED	$54	$58	$112	$132

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2009	2008	2009	2008
Oil & Gas
California	$128	$197	$284	$357
Permian	82	89	271	162
Midcontinent / Rockies	12	85	68	131
Latin America	118	181	308	338
Middle East / North Africa	262	234	534	478
Exploration	29	51	77	90
Chemicals	40	47	71	97
Midstream, marketing and other	143	94	265	155
Corporate	17	60	24	63
TOTAL	$831	$1,038	$1,902	$1,871

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2009	2008	2009	2008
Oil & Gas
Domestic	$304	$248	$615	$503
Latin America	155	83	323	188
Middle East / North Africa	179	187	387	377
Chemicals	73	82	144	164
Midstream, marketing and other	26	16	49	33
Corporate	5	5	10	9
TOTAL	$742	$621	$1,528	$1,274

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Jun-09	31-Dec-08

CAPITALIZATION

Long-Term Debt (including current maturities)	$3,485	$2,740

Notes Payable	—	7

Others	25	25

Total Debt	$3,510	$2,772

EQUITY	$27,887	$27,325

Total Debt To Total Capitalization	11%	9%